Exhibit 10.8

Purchase Option Agreement

(2014 Amendment)

by and between

Beijing Tuniu Technology Co., Ltd.

as one party

and

Yu Dunde, Yan Haifeng, Wang Tong, Wang Jiping,

Wen Xin, Tan Yongquan and Wang Haifeng

collectively as the other party

January 24, 2014

Purchase Option Agreement

(2014 Amendment)

This Purchase Option Agreement (this “Agreement”) is entered into as of January 24, 2014 in Beijing by and between the following parties:

(1)	Beijing Tuniu Technology Co., Ltd., with its registered address at Suite 1006, 10F, Building 4, Courtyard 1, 10 Shangdi Street, Haidian District, Beijing, and legal representative being Yu Dunde (“Party A”);

(2)	Yu Dunde, with his domicile at ***, and ID number being ***;

(3)	Yan Haifeng, with his domicile at ***, and ID number being***;

(4)	Wang Tong, with his domicile at ***, and ID number being ***;

(5)	Wang Jiping, with his domicile at ***, and ID number being ***;

(6)	Wen Xin, with his domicile at ***, and ID number being ***;

(7)	Tan Yongquan, with his domicile at ***, and ID number being ***; and

(8)	Wang Haifeng, with his domicile at ***, and ID number being ***.

(Yu Dunde, Yan Haifeng, Wang Tong, Wang Jiping, Wen Xin, Tan Yongquan and Wang Haifeng are collectively acting as one party to this Agreement, and shall be hereinafter collectively referred to as “Party B”).

Whereas:

1.	Party B consists of the shareholders of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”) who jointly holds 100% of capital contribution in Nanjing Tuniu. The current shareholders and shareholding status of Nanjing Tuniu are as follows:

Shareholders	Contribution (RMB)	Shareholding Percentages (%)
Yu Dunde	353,877	17.70%
Yan Haifeng	235,952	11.80%
Wang Tong	208,092	10.40%
Wang Jiping	130,057	6.50%
Wen Xin	26,011	1.30%
Tan Yongquan	26,011	1.30%
Wang Haifeng	1,020,000	51.00%
Total:	2,000,000	100%

2.	Party B intends to grant an exclusive right to Party A, allowing Party A to accept, when proper, the equity interest to be transferred by Party B representing all the capital contribution made by Party B in Nanjing Tuniu (“Target Equity”).

3.	Regarding the matters in connection with the transfer of the Target Equity, the parties hereto has entered into a Purchase Option Agreement on September 17, 2008 (the “Original Purchase Option Agreement”).

Upon friendly consultation, both Parties hereby agree to amend and restate the Original Purchase Option Agreement as follows:

1	Grant of Purchase Option

Party B hereby irrevocably grants the following exclusive right to Party A (the “Purchase Option”):

1.1	During the term hereof, as long as the then-applicable laws of the People’s Republic of China (the “PRC laws”) and/or restrictions placed by the relevant industrial policy are not violated, Party A shall be entitled, in accordance with the terms and conditions provided herein, to exercise the option as set forth in Article 4 hereof, by acquiring all the Target Equity from Party B at the price of Renminbi nine jiao (RMB 0.90 yuan) for each RMB one (1) yuan of capital contribution in Nanjing Tuniu (“Exercise Price”). Party A shall be entitled to purchase all or any part of the Target Equity in one or multiple times at its own choice. Party B hereby undertakes to cooperate in the execution of the above proceedings by transferring all or any part of the Target Equity to Party A.

1.2	Party A shall be entitled to request Party B at any time, to transfer all or any part of the Target Equity to Party A or any one or multiple entities (or individuals) designated by Party A that is eligible under the then-applicable PRC laws and/or industry policy, at the Exercise Price; and Party B hereby undertakes to cooperate with the performance.

1.3	Where permissible under the then-applicable PRC laws and/or industrial policy, Party A shall have the absolute discretion to determine the specific time, method and number of occasions for the exercise of the Purchase Option.

2	Price of Purchase Option

In consideration of the grant of the Purchase Option hereunder, Party A has already paid to each individual of Party B Renminbi ten yuan (RMB 10.00 yuan) according to the Original Purchase Option Agreement, and the parties hereby agree that Party A does not need to pay to Party B any additional consideration for acquiring the Purchase Option.

3	Acknowledgement of Other Shareholders

Party B has submitted to Party A a Letter of Confirmation in the form of Appendix 1 hereof according to the Original Purchase Option Agreement, proving its consent to the acquisition by Party A of the Purchase Option according to this Agreement, and in such Letter of Acknowledgement Party B undertakes that when Party A requests to exercise the Purchase Option, it will waive any right of first refusal on the Target Equity. The parties hereby confirm the Letter of Confirmation will remain valid and effective.

4	Exercise

4.1	Within the term hereof, Party A may issue to Party B a Notice of Exercise in the form of Appendix 2 attached hereto (the “Notice of Exercise”), requesting to exercise its Purchase Option hereunder and acquire all or part of the Target Equity.

4.2	Once Party B receives the Notice of Exercise sent by Party A according to Article 4.1 hereof, Party B shall immediately and no later than 5 business days after receiving the Notice of Exercise:

4.2.1	execute the Equity Interest Transfer Agreement in the form of Appendix 4 hereof according to the requirements in the Notice of Exercise, together with Party A and/or any of its designated entities (or individuals);

4.2.2	adopt a shareholder resolution in the form of Appendix 5 hereof, according to the Equity Interest Transfer Agreement, together with Party A and/or any of its designated entities (or individuals) as well as all other shareholders of Nanjing Tuniu at that time, for the approval of the Equity Interest Transfer Agreement and amendment to the articles of association of Nanjing Tuniu;

4.2.3	work together with Party A and/or any of its designated entities (or individuals) as well as all other shareholders of Nanjing Tuniu at that time to procure Nanjing Tuniu to submit the Equity Interest Transfer Agreement and the amended articles of association of Nanjing Tuniu to the competent approval authority for approval and provide assistance in obtaining necessary approvals;

4.2.4	work together with Party A and/or its any designated entities (or individuals) as well as all other shareholders of Nanjing Tuniu at that time to procure and assist Nanjing Tuniu to proceed with amendment registration formalities with the applicable business registration authority, and

4.2.5	handle any other matters necessary for the completion of the equity interest transfer contemplated hereunder.

5	Payment of Exercise Price

5.1	The parties agree that, unless otherwise required by the applicable law, the aggregate exercise price for the Target Equity shall be Renminbi one million and eight hundred thousand (RMB 1,800,000) as calculated based on the Exercise Price set forth in Article 1.1 hereof (“Aggregate Exercise Price”).

5.2	In case it is required by the applicable law that the price for the Target Equity shall be appraised, and the appraisal value of the Target Equity shall be higher than the Aggregate Exercise Price, then Party B hereby irrevocably waives the amount of difference between such appraisal value and Aggregate Exercise Price, or, if such difference has already been paid by Party A to Party B, Party B shall refund it to Party A.

5.3	Party A has already prepaid in full the Aggregate Exercise Price to Party B according to the Original Purchase Option Agreement, and each individual of Party B has executed and delivered to Party A a Receipt of Exercise Price in the form of Appendix 6 hereof after receiving the prepaid exercise price.

6	Business Termination of Nanjing Tuniu

6.1	Where the business of Nanjing Tuniu is terminated within the term hereof due to bankruptcy, dissolution or closure by order under law, any and all obligations of Party B hereunder shall be terminated at the time of occurrence of such termination.

6.2	Party B further undertakes that it will not take any actions that may cause the business of Nanjing Tuniu to be terminated within the term hereof due to bankruptcy, dissolution or closure by order under law.

7	Representations and Warranties of Party B

7.1	Party B legally holds the Target Equity of Nanjing Tuniu.

7.2	Party B has strictly complied with all obligations set forth in the articles of association of Nanjing Tuniu, and there is no circumstance that could affect the legitimate status of Party B as a shareholder of Nanjing Tuniu, or affect the exercise of the Purchase Option hereunder by Party A .

7.3	Other than the pledge of all the equity in Nanjing Tuniu held by Party B to Party A according to Article 9 hereof, no security in any form or other encumbrance has been created on the Target Equity of Nanjing Tuniu held by Party B, nor is there any dispute, litigation, arbitration or any administrative or judicial enforcement measures in other forms regarding the Target Equity, and no person could raise any claims regarding the Target Equity.

7.4	Party B has already disclosed to Party A all information or materials which may have any material adverse effect on the ability of Party B to perform the obligations hereunder, or any material adverse effect on the willingness of Party A to enter into this Agreement.

8	Further Undertakings of Party B

Party B hereby undertakes to Party A that during the term hereof:

8.1	Without express prior written consent of Party A, Party B will not assign, transfer or pledge the Target Equity in whole or in part, except for the transfer of all or any part of the Target Equity to Party A or its designated entity (or individual) according to the provisions hereof;

8.2	Except for the pledge created according to Article 9 hereof and the Equity Interest Pledge Agreement, Party B will not create any other security interest on the Target Equity without prior written consent of Party A.

8.3	In case of any circumstances causing the Target Equity to be frozen, or any dispute, litigation, arbitration or any administrative or judicial enforcement measures in other forms regarding the Target Equity or the bankruptcy, dissolution of Nanjing Tuniu or its closure by order under law, it shall forthwith adopt necessary remedial measures and immediately notify Party A in writing.

8.4	Without prior confirmation of Party A, Party B will not approve the engagement by Nanjing Tuniu in operation under contract, operation under lease, merger, division, joint operation, shareholding reform or any other arrangement to change the form of operation and ownership structure, or the disposal of all or substantially all assets or equity of Nanjing Tuniu by means of transfer, assignment, share purchase based on asset valuation or otherwise.

9	Guarantee for Performance of Obligations by Party B

In order to secure the performance by Party B of all its obligations hereunder according to the provisions herein, Party B hereby agrees to pledge all of its Target Equity in Nanjing Tuniu to Party A. For this purpose, Party A shall enter into a Equity Interest Pledge Agreement with Party B, and proceed with all necessary pledge registration formalities according with the relevant PRC laws and regulations.

10	Liabilities for Breach

10.1	Where Party B breaches any provisions in this Agreement or this Agreement and/or the Equity Interest Pledge Agreement becomes invalid or unenforceable, Party A may adopt the following measures:

10.1.1	demand Party B to transfer all the Target Equity or any part thereof immediately to Party A or its designated entities (or individuals) at the Exercise Price;

10.1.2	enforce the pledge under the Equity Interest Pledge Agreement.

10.2	Once Party A enforces the pledge according to Article 9 of the Equity Interest Pledge Agreement, and receives all proceeds and funds in connection with the enforcement of pledge, Party B shall then be deemed to have completely fulfilled the main obligations hereunder, and Party A will no longer make further payment requests to Party B.

11	Term

This Agreement shall terminate after all the Purchase Option is duly assigned to Party A and/or its designated entities or individuals according to the provisions herein.

12	Termination of Agreement

12.1 At any time within the term hereof, in case Party A is unable to exercise the option according to Article 4 hereof because of the then-applicable laws, Party A may, at its sole discretion, unconditionally terminate this Agreement by notifying Party B in writing, without assuming any liabilities therefrom.

12.2 At any time within the term hereof, Party B shall not have the right to unilaterally terminate this agreement.

13	Governing Law and Dispute Resolution

13.1	The execution, validity, interpretation and performance of this Agreement shall be governed by the PRC laws.

13.2	Any dispute in connection with this Agreement or arising between the parties during the performance hereof shall be resolved upon friendly consultation. In case no agreement could be reached upon consultation within 60 days after one party notifies the other party in writing of its opinions on the dispute, either party may refer the dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing according to the then effective arbitration rules of such commission. The arbitration award shall be final and binding upon both parties.

14	Notice

Party A: Beijing Tuniu Technology Co., Ltd.

Address:         Tuniu Building, 699-32 Xuanwu Avenue, Xuanwu District, Nanjing

Fax:            (86 25) 86853999

Attention:     General Manager

Email:

Party B: Yu Dunde

Address:         ***

Fax:            ***

Email:         ***

Yan Haifeng

Address:         ***

Fax:            ***

Email:         ***

Wang Tong

Address:         ***

Fax:            ***

Email:         ***

Wang Jiping

Address:         ***

Fax:            ***

Email:         ***

Wen Xin

Address:         ***

Fax:            ***

Email:         ***

Tan Yongquan

Address:         ***

Fax:            ***

Email:         ***

Wang Haifeng

Address:         ***

Fax:            ***

Email:         ***

15	Miscellaneous

15.1	No party shall refuse to perform its obligations hereunder, nor shall any party hinder or delay the enforcement by the other party of all its legal rights and interests hereunder.

15.2	Any appendices attached hereto shall be an integral part of this Agreement and equally authentic as this Agreement.

15.3	Supplementary agreements may be entered into regarding any matters not addressed herein. Any supplementary agreements of this Agreement entered into by the parties in writing shall be an integral part of this Agreement.

15.4	Any party is not allowed to modify or terminate this Agreement without consent of the other party. In case of modification or termination of this Agreement, an agreement shall be reached upon consultation between the parties, and a written contract or agreement shall be entered into thereon.

15.5	If Party A fails to exercise or delays in exercising any rights or remedial measures, it shall not be deemed as a waiver by Party A of such rights or remedial measures, nor shall it affect the right of Party A to claim at any time for such rights and remedial measures according to this Agreement and the applicable laws and regulations.

15.6	The invalidity of any part of the provisions herein shall not affect the validity of other provisions.

16	Counterparts and Effectiveness

16.1	This Agreement shall be executed on three (3) original copies, each copy shall have equal validity.

16.2	This Agreement shall take effect from the date of execution by both parties. The parties agree and confirm that this agreement constitute the complete understanding interpretation and mutual agreement on the matters in connection with the purchase option, and this Agreement shall be the amendment and restatement of the Original Purchase Option Agreement, which shall supersede the Original Purchase Option Agreement.

(The remainder of this page is intentionally left blank.)

In Witness Whereof, this Agreement is duly executed by the following parties in Beijing as of the date first written above.

Party A: Beijing Tuniu Technology Co., Ltd.

(Seal)

By:	/s/ Yu Dunde
Name:	Yu Dunde
Position:	Chairman of the Board

Party B:	Yu Dunde		Yan Haifeng

	Signature:	/s/ Yu Dunde	Signature:	/s/ Yan Haifeng

	Wang Tong		Wang Jiping

	Signature:	/s/ Wang Tong	Signature:	/s/ Wang Jiping

	Wen Xin		Tan Yongquan

	Signature:	/s/ Wen Xin	Signature:	/s/ Tan Yongquan

Wang Haifeng

	Signature:	/s/ Wang Haifeng

APPENDIX 1

LETTER OF CONFIRMATION

Dear Sir/Madam,

The undersigned have acquired knowledge of the Purchase Option Agreement entered into by Beijing Tuniu Technology Co., Ltd. (as one party) and Yu Dunde, Yan Haifeng, Wang Tong, Wang Jiping, Wen Xin, Tan Yongquan and Wang Haifeng (collectively as the other party) on September 17, 2008, under which Beijing Tuniu Technology Co., Ltd. or any entity (or individual) designated by it shall have the right to acquire the equity interests held by Yu Dunde, Yan Haifeng, Wang Tong, Wang Jiping, Wen Xin, Tan Yongquan and Wang Haifeng in Nanjing Tuniu Technology Co., Ltd. in whole or in part.

The undersigned also have acquired knowledge of the Equity Interest Pledge Agreement entered into by Beijing Tuniu Technology Co., Ltd. (as one party) and Yu Dunde, Yan Haifeng, Wang Tong, Wang Jiping, Wen Xin, Tan Yongquan and Wang Haifeng (collectively as the other party) on September 17, 2008, under which Yu Dunde, Yan Haifeng, Wang Tong, Wang Jiping, Wen Xin, Tan Yongquan and Wang Haifeng pledge all equity interests they hold in Nanjing Tuniu Technology Co., Ltd. to Beijing Tuniu Technology Co., Ltd.

The undersigned, being all shareholders of Nanjing Tuniu Technology Co., Ltd., hereby confirm that:

(1)	The undersigned agree to the Purchase Option Agreement and the Equity Interest Pledge Agreement entered into by Beijing Tuniu Technology Co., Ltd. (as one party) and Yu Dunde, Yan Haifeng, Wang Tong, Wang Jiping, Wen Xin, Tan Yongquan and Wang Haifeng (collectively as the other party);

(2)	The undersigned agree and acknowledge that they shall waive the right of first refusal of the equity interests against which Beijing Tuniu Technology Co., Ltd. exercises the purchase option according to the Purchase Option Agreement or exercises the pledgee’s rights according to the Equity Interest Pledge Agreement.

Best regards,

Yu Dunde

Yan Haifeng

Wang Tong

Wang Jiping

Wen Xin

Tan Yongquan

Wang Haifeng

Date:

REPRESENTATION

Dear Sir/Madam,

The undersigned hereby represent that:

1.	The undersigned have entered into the Purchase Option Agreement and the Equity Interest Pledge Agreement with Beijing Tuniu Technology Co., Ltd. (“Pledgee”) on September 17, 2008.

2.	In accordance with the Purchase Option Agreement, the undersigned shall grant a purchase option to the Pledgee to purchase the capital contribution subscribed by the undersigned in Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”) in whole or in part (“Target Equity”), and in accordance with the Equity Interest Pledge Agreement, the undersigned shall pledge all equity interests they hold in Nanjing Tuniu to the Pledgee.

3.	Once the Pledgee requests to exercise the purchase option under the Purchase Option Agreement, the undersigned shall immediately transfer all or part of the Target Equity they hold in Nanjing Tuniu to the Pledgee or one or several entities (or individuals) designated by the Pledgee according to the Purchase Option Agreement.

Best regards,

Yu Dunde

Yan Haifeng

Wang Tong

Wang Jiping

Wen Xin

Tan Yongquan

Wang Haifeng

Date:

APPENDIX 2

NOTICE OF EXERCISE

To: Yu Dunde

In accordance with the Purchase Option Agreement concluded by and between our company and you on September 17, 2008, we hereby notify and request you to transfer 17.7% of the equity interests you hold in Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”) at the price of RMB 318,489.3 to             .

Yours Faithfully,

Beijing Tuniu Technology Co., Ltd.

NOTICE OF EXERCISE

To: Yan Haifeng

In accordance with the Purchase Option Agreement concluded by and between our company and you on September 17, 2008, we hereby notify and request you to transfer 11.8% of the equity interests you hold in Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”) at the price of RMB 212,356.8 to             .

Yours Faithfully,

Beijing Tuniu Technology Co., Ltd.

NOTICE OF EXERCISE

To: Wang Tong

In accordance with the Purchase Option Agreement concluded by and between our company and you on September 17, 2008, we hereby notify and request you to transfer 10.4% of the equity interests you hold in Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”) at the price of RMB 187,282.8 to             .

Yours Faithfully,

Beijing Tuniu Technology Co., Ltd.

NOTICE OF EXERCISE

To: Wang Jiping

In accordance with the Purchase Option Agreement concluded by and between our company and you on September 17, 2008, we hereby notify and request you to transfer 6.5% of the equity interests you hold in Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”) at the price of RMB 117,051.3 to             .

Yours Faithfully,

Beijing Tuniu Technology Co., Ltd.

NOTICE OF EXERCISE

To: Wen Xin

In accordance with the Purchase Option Agreement concluded by and between our company and you on September 17, 2008, we hereby notify and request you to transfer 1.3% of the equity interests you hold in Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”) at the price of RMB 23,409.9 to             .

Yours Faithfully,

Beijing Tuniu Technology Co., Ltd.

NOTICE OF EXERCISE

To: Tan Yongquan

In accordance with the Purchase Option Agreement concluded by and between our company and you on September 17, 2008, we hereby notify and request you to transfer 1.3% of the equity interests you hold in Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”) at the price of RMB 23,409.9 to             .

Yours Faithfully,

Beijing Tuniu Technology Co., Ltd.

NOTICE OF EXERCISE

To: Wang Haifeng

In accordance with the Purchase Option Agreement concluded by and between our company and you on September 17, 2008, we hereby notify and request you to transfer 51% of the equity interests you hold in Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”) at the price of RMB 918,000 to             .

Yours Faithfully,

Beijing Tuniu Technology Co., Ltd.

APPENDIX 4

EQUITY INTEREST TRANSFER AGREEMENT

This Equity Interest Transfer Agreement is entered into on this day of              by and between:

Transferor: Yu Dunde (“Party A”)

Address: ***

ID Number: ***

Transferee:              (“Party B”)

Address:

ID Number:

WHEREAS

1.	Party A is a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu.”), holding the capital contribution of RMB 353,877 in Nanjing Tuniu, representing 17.7% of the registered capital of Nanjing Tuniu.

2.	Party A wishes to transfer the capital contribution of RMB 353,877 (“Target Equity”) to Party B and Party B wishes to accept the Target Equity so transferred.

Therefore, the parties agree as follows through friendly negotiation:

1.	Transfer of Target Equity

Party A and Party B unanimously agree that Party A shall transfer the Target Equity to Party B at a consideration of RMB 318,489.3. Party A and Party B also acknowledge that the Target Equity shall be duly transferred on the effective date of this Agreement. Starting from the transfer date, Party A shall not have any right in or to the Target Equity nor assume any obligations thereof and Party B shall have rights in and to, and assume obligations of, the Target Equity.

2.	Governing Law and Dispute Resolution

2.1	The conclusion, effectiveness, interpretation and performance of this Agreement shall be governed by laws of People’s Republic of China.

2.2	Any dispute arising out of or in connection with this Agreement shall be resolved by the parties through friendly negotiation. If the dispute cannot be resolved through negotiation within sixty (60) days after a party notifies the other party in writing of its opinions of such dispute, either party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in effect. The arbitration award shall be final and binding upon both parties.

3.	Miscellaneous

3.1	Any matter not mentioned herein may be resolved by the parties by entering into supplementary agreements. Any supplementary agreement concluded by the parties in writing shall constitute an integral part of this Agreement.

3.2	Neither party hereto shall amend or rescind this Agreement at its sole direction. Any amendment or rescission of this Agreement shall not take effect until the parties reach consensus through negotiation and enter into written contract or agreement.

3.3	This Agreement shall be made in four (4) original copies. The parties shall each hold one (1) copy, one (1) copy shall be retained by the Company and the remaining one (1) copy shall be submitted to the administrative bureau of industry and commerce for completing the formalities of equity change.

This Agreement shall take effect as of the date when the parties sign this Agreement (“Effective Date”).

(The remaining is left blank intentionally)

This Agreement in executed by the parties on the date first mentioned above.

Party A:

By: /s/ Yu Dunde
Yu Dunde

Party B:
By:

EQUITY INTEREST TRANSFER AGREEMENT

This Equity Interest Transfer Agreement is entered into on this day of          by and between:

Transferor: Yan Haifeng (“Party A”)

Address: ***

ID Number: ***

Transferee:            (“Party B”)

Address:

ID Number:

WHEREAS

1.	Party A is a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), holding the capital contribution of RMB 235,952 in Nanjing Tuniu, representing 11.8% of the registered capital of Nanjing Tuniu.

2.	Party A wishes to transfer the capital contribution of RMB 235,952 (“Target Equity”) to Party B and Party B wishes to accept the Target Equity so transferred.

Therefore, the parties agree as follows through friendly negotiation:

1.	Transfer of Target Equity

Party A and Party B unanimously agree that Party A shall transfer the Target Equity to Party B at a consideration of RMB 212,356.8. Party A and Party B also acknowledge that the Target Equity shall be duly transferred on the effective date of this Agreement. Starting from the transfer date, Party A shall not have any right in or to the Target Equity nor shall it assume any obligations thereof and Party B shall have rights in and to, and assume obligations of, the Target Equity.

2.	Governing Law and Dispute Resolution

2.1	The conclusion, effectiveness, interpretation and performance of this Agreement shall be governed by laws of People’s Republic of China.

2.2	Any dispute arising out of or in connection with this Agreement shall be resolved by the parties through friendly negotiation. If the dispute cannot be resolved through negotiation within sixty (60) days after a party notifies the other party in writing of its opinions of such dispute, either party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in effect. The arbitration award shall be final and binding upon both parties.

3.	Miscellaneous

3.1	Any matter not mentioned herein may be resolved by the parties by entering into supplementary agreements. Any supplementary agreement concluded by the parties in writing shall constitute an integral part of this Agreement.

3.2	Neither party hereto shall amend or rescind this Agreement at its sole direction. Any amendment or rescission of this Agreement shall not take effect until the parties reach consensus through negotiation and enter into written contract or agreement.

3.3	This Agreement shall be made in four (4) original copies. The parties shall each hold one (1) copy, one (1) copy shall be retained by the Company and the remaining one (1) copy shall be submitted to the administrative bureau of industry and commerce for completing the formalities of equity change.

This Agreement shall take effect as of the date when the parties sign this Agreement (“Effective Date”).

(The remaining is left blank intentionally)

This Agreement in executed by the parties on the date first mentioned above.

Party A:

By: /s/ Yan Haifeng
Yan Haifeng

Party B:
By:

EQUITY INTEREST TRANSFER AGREEMENT

This Equity Interest Transfer Agreement is entered into on this day of          by and between:

Transferor: Wang Tong (“Party A”)

Address: ***

ID Number: ***

Transferee:            (“Party B”)

Address:

ID Number:

WHEREAS

1.	Party A is a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), holding the capital contribution of RMB 208,092 in Nanjing Tuniu, representing 10.4% of the registered capital of Nanjing Tuniu.

2.	Party A wishes to transfer the capital contribution of RMB 208,092 (“Target Equity”) to Party B and Party B wishes to accept the Target Equity so transferred.

Therefore, the parties agree as follows through friendly negotiation:

1.	Transfer of Target Equity

Party A and Party B unanimously agree that Party A shall transfer the Target Equity to Party B at a consideration of RMB 187,282.8. Party A and Party B also acknowledge that the Target Equity shall be duly transferred on the effective date of this Agreement. Starting from the transfer date, Party A shall not have any right in or to the Target Equity nor assume any obligations thereof and Party B shall have rights in and to, and assume obligations of, the Target Equity.

2.	Governing Law and Dispute Resolution

2.1	The conclusion, effectiveness, interpretation and performance of this Agreement shall be governed by laws of People’s Republic of China.

2.2	Any dispute arising out of or in connection with this Agreement shall be resolved by the parties through friendly negotiation. If the dispute cannot be resolved through negotiation within sixty (60) days after a party notifies the other party in writing of its opinions of such dispute, either party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in effect. The arbitration award shall be final and binding upon both parties.

3.	Miscellaneous

3.1	Any matter not mentioned herein may be resolved by the parties by entering into supplementary agreements. Any supplementary agreement concluded by the parties in writing shall constitute an integral part of this Agreement.

3.2	Neither party hereto shall amend or rescind this Agreement at its sole direction. Any amendment or rescission of this Agreement shall not take effect until the parties reach consensus through negotiation and enter into written contract or agreement.

3.3	This Agreement shall be made in four (4) original copies. The parties shall each hold one (1) copy, one (1) copy shall be retained by the Company and the remaining one (1) copy shall be submitted to the administrative bureau of industry and commerce for completing the formalities of equity change.

This Agreement shall take effect as of the date when the parties sign this Agreement (“Effective Date”).

(The remaining is left blank intentionally)

This Agreement in executed by the parties on the date first mentioned above.

Party A:

By: /s/ Wang Tong

Wang Tong

Party B:

By:

EQUITY INTEREST TRANSFER AGREEMENT

This Equity Interest Transfer Agreement is entered into on this day of          by and between:

Transferor: Wang Jiping (“Party A”)

Address: ***

ID Number: ***

Transferee:            (“Party B”)

Address:

ID Number:

WHEREAS

1.	Party A is a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), holding the capital contribution of RMB 130,057 in Nanjing Tuniu, representing 6.5% of the registered capital of Nanjing Tuniu.

2.	Party A wishes to transfer the capital contribution of RMB 130,057 (“Target Equity”) to Party B and Party B wishes to accept the Target Equity so transferred.

Therefore, the parties agree as follows through friendly negotiation:

1.	Transfer of Target Equity

Party A and Party B unanimously agree that Party A shall transfer the Target Equity to Party B at a consideration of RMB 117,051.3. Party A and Party B also acknowledge that the Target Equity shall be duly transferred on the effective date of this Agreement. Starting from the transfer date, Party A shall not have any right in or to the Target Equity nor assume any obligations thereof and Party B shall have rights in and to, and assume obligations of, the Target Equity.

2.	Governing Law and Dispute Resolution

2.1	The conclusion, effectiveness, interpretation and performance of this Agreement shall be governed by laws of People’s Republic of China.

2.2	Any dispute arising out of or in connection with this Agreement shall be resolved by the parties through friendly negotiation. If the dispute cannot be resolved through negotiation within sixty (60) days after a party notifies the other party in writing of its opinions of such dispute, either party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in effect. The arbitration award shall be final and binding upon both parties.

3.	Miscellaneous

3.1	Any matter not mentioned herein may be resolved by the parties by entering into supplementary agreements. Any supplementary agreement concluded by the parties in writing shall constitute an integral part of this Agreement.

3.2	Neither party hereto shall amend or rescind this Agreement at its sole direction. Any amendment or rescission of this Agreement shall not take effect until the parties reach consensus through negotiation and enter into written contract or agreement.

3.3	This Agreement shall be made in four (4) original copies. The parties shall each hold one (1) copy, one (1) copy shall be retained by the Company and the remaining one (1) copy shall be submitted to the administrative bureau of industry and commerce for completing the formalities of equity change.

This Agreement shall take effect as of the date when the parties sign this Agreement (“Effective Date”).

(The remaining is left blank intentionally)

This Agreement in executed by the parties on the date first mentioned above.

Party A:

By: /s/ Wang Jiping

Wang Jiping

Party B:

By:

EQUITY INTEREST TRANSFER AGREEMENT

This Equity Interest Transfer Agreement is entered into on this day of          by and between:

Transferor: Wen Xin (“Party A”)

Address: ***

ID Number: ***

Transferee:            (“Party B”)

Address:

ID Number:

WHEREAS

1.	Party A is a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), holding the capital contribution of RMB 26,011 in Nanjing Tuniu, representing 1.3% of the registered capital of Nanjing Tuniu.

2.	Party A wishes to transfer the capital contribution of RMB 26,011 (“Target Equity”) to Party B and Party B wishes to accept the Target Equity so transferred.

Therefore,	the parties agree as follows through friendly negotiation:

1.	Transfer of Target Equity

Party A and Party B unanimously agree that Party A shall transfer the Target Equity to Party B at a consideration of RMB 23,409.9. Party A and Party B also acknowledge that the Target Equity shall be duly transferred on the effective date of this Agreement. Starting from the transfer date, Party A shall not have any right in or to the Target Equity nor assume any obligations thereof and Party B shall have rights in and to, and assume obligations of, the Target Equity.

2.	Governing Law and Dispute Resolution

2.1	The conclusion, effectiveness, interpretation and performance of this Agreement shall be governed by laws of People’s Republic of China.

2.2	Any dispute arising out of or in connection with this Agreement shall be resolved by the parties through friendly negotiation. If the dispute cannot be resolved through negotiation within sixty (60) days after a party notifies the other party in writing of its opinions of such dispute, either party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in effect. The arbitration award shall be final and binding upon both parties.

3.	Miscellaneous

3.1	Any matter not mentioned herein may be resolved by the parties by entering into supplementary agreements. Any supplementary agreement concluded by the parties in writing shall constitute an integral part of this Agreement.

3.2	Neither party hereto shall amend or rescind this Agreement at its sole direction. Any amendment or rescission of this Agreement shall not take effect until the parties reach consensus through negotiation and enter into written contract or agreement.

3.3	This Agreement shall be made in four (4) original copies. The parties shall each hold one (1) copy, one (1) copy shall be retained by the Company and the remaining one (1) copy shall be submitted to the administrative bureau of industry and commerce for completing the formalities of equity change.

This Agreement shall take effect as of the date when the parties sign this Agreement (“Effective Date”).

(The remaining is left blank intentionally)

This Agreement in executed by the parties on the date first mentioned above.

Party A:

By: /s/ Wen Xin
Wen Xin

Party B:
By:

EQUITY INTEREST TRANSFER AGREEMENT

This Equity Interest Transfer Agreement is entered into on this day of          by and between:

Transferor: Tan Yongquan (“Party A”)

Address: ***

ID Number: ***

Transferee:            (“Party B”)

Address:

ID Number:

WHEREAS

1.	Party A is a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), holding the capital contribution of RMB 26,011 in Nanjing Tuniu, representing 1.3% of the registered capital of Nanjing Tuniu.

2.	Party A wishes to transfer the capital contribution of RMB 26,011 (“Target Equity”) to Party B and Party B wishes to accept the Target Equity so transferred.

Therefore, the parties agree as follows through friendly negotiation:

1.	Transfer of Target Equity

Party A and Party B unanimously agree that Party A shall transfer the Target Equity to Party B at a consideration of RMB 23,409.9. Party A and Party B also acknowledge that the Target Equity shall be duly transferred on the effective date of this Agreement. Starting from the transfer date, Party A shall not have any right in or to the Target Equity nor assume any obligations thereof and Party B shall have rights in and to, and assume obligations of, the Target Equity.

2.	Governing Law and Dispute Resolution

2.1	The conclusion, effectiveness, interpretation and performance of this Agreement shall be governed by laws of People’s Republic of China.

2.2	Any dispute arising out of or in connection with this Agreement shall be resolved by the parties through friendly negotiation. If the dispute cannot be resolved through negotiation within sixty (60) days after a party notifies the other party in writing of its opinions of such dispute, either party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in effect. The arbitration award shall be final and binding upon both parties.

3.	Miscellaneous

3.1	Any matter not mentioned herein may be resolved by the parties by entering into supplementary agreements. Any supplementary agreement concluded by the parties in writing shall constitute an integral part of this Agreement.

3.2	Neither party hereto shall amend or rescind this Agreement at its sole direction. Any amendment or rescission of this Agreement shall not take effect until the parties reach consensus through negotiation and enter into written contract or agreement.

3.3	This Agreement shall be made in four (4) original copies. The parties shall each hold one (1) copy, one (1) copy shall be retained by the Company and the remaining one (1) copy shall be submitted to the administrative bureau of industry and commerce for completing the formalities of equity change.

This Agreement shall take effect as of the date when the parties sign this Agreement (“Effective Date”).

(The remaining is left blank intentionally)

This Agreement in executed by the parties on the date first mentioned above.

Party A:

By: /s/ Tan Yongquan

Tan Yongquan

Party B:

By:

EQUITY INTEREST TRANSFER AGREEMENT

This Equity Interest Transfer Agreement is entered into on this day of          by and between:

Transferor: Wang Haifeng (“Party A”)

Address: ***

ID Number: ***

Transferee:             (“Party B”)

Address:

ID Number:

WHEREAS

1.	Party A is a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), holding the capital contribution of RMB 1,020,000 in Nanjing Tuniu, representing 51% of the registered capital of Nanjing Tuniu.

2.	Party A wishes to transfer the capital contribution of RMB 1,020,000 (“Target Equity”) to Party B and Party B wishes to accept the Target Equity so transferred.

Therefore, the parties agree as follows through friendly negotiation:

1.	Transfer of Target Equity

Party A and Party B unanimously agree that Party A shall transfer the Target Equity to Party B at a consideration of RMB 918,000. Party A and Party B also acknowledge that the Target Equity shall be duly transferred on the effective date of this Agreement. Starting from the transfer date, Party A shall not have any right in or to the Target Equity nor assume any obligations thereof and Party B shall have rights in and to, and assume obligations of, the Target Equity.

2.	Governing Law and Dispute Resolution

2.1	The conclusion, effectiveness, interpretation and performance of this Agreement shall be governed by laws of China.

2.2	Any dispute arising out of or in connection with this Agreement shall be resolved by the parties through friendly negotiation. If the dispute cannot be resolved through negotiation within sixty (60) days after a party notifies the other party in writing of its opinions of such dispute, either party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with its arbitration rules then in effect. The arbitration award shall be final and binding upon both parties.

3.	Miscellaneous

3.1	Any matter not mentioned herein may be resolved by the parties by entering into supplementary agreements. Any supplementary agreement concluded by the parties in writing shall constitute an integral part of this Agreement.

3.2	Neither party hereto shall amend or rescind this Agreement at its sole direction. Any amendment or rescission of this Agreement shall not take effect until the parties reach consensus through negotiation and enter into written contract or agreement.

3.3	This Agreement shall be made in four (4) original copies. The parties shall each hold one (1) copy, one (1) copy shall be retained by the company and the remaining one (1) copy shall be submitted to the administrative bureau of industry and commerce for completing the formalities of equity change.

This Agreement shall take effect as of the date when the parties sign this Agreement (“Effective Date”).

(The remaining is left blank intentionally)

This Agreement in executed by the parties on the date first mentioned above.

Party A:

By: /s/ Wang Haifeng

Wang Haifeng

Party B:

By:

Appendix 5

Resolutions of Shareholders Meeting

of

Nanjing Tuniu Technology Co., Ltd.

In accordance with relevant provisions of the Company Law and the articles of association of Nanjing Tuniu Technology Co., Ltd. (the “Company”), the Company convened a shareholders meeting at Nanjing on     day          month,         year. The Company notified by phone all shareholders 15 days in advance that this shareholders meeting will be held. The required quorum is seven and the number of shareholders actually attending this meeting is seven, which represents 100% of the equity interests in the Company. The shareholders meeting is presided over by              and it is hereby resolved that:

1.	Agree that the registered capital of RMB 353,877 held by Yu Dunde in the Company (“Transferred Equity”) be transferred to .

2.	All shareholders of the Company agree and confirm to waive the preemptive right of the abovementioned Transferred Equity.

The foregoing resolutions are adopted upon approval by shareholders holding 100% voting rights of the Company.

Signature or seal by all shareholders:

Yu Dunde

By:

Yan Haifeng

By:

Wang Tong

By:

Wang Jiping

By:

Wen Xin

By:

Tan Yongquan

By:

Wang Haifeng

By:

Date: [    ]

Resolutions of Shareholders Meeting

of

Nanjing Tuniu Technology Co., Ltd.

In accordance with relevant provisions of the Company Law and the articles of association of Nanjing Tuniu Technology Co., Ltd. (the “Company”), the Company convened a shareholders meeting at Nanjing on     day          month,         year. The Company notified by phone all shareholders 15 days in advance that this shareholders meeting will be held. The required quorum is seven and the number of shareholders actually attending this meeting is seven, which represents 100% of the equity interests in the Company. The shareholders meeting is presided over by              and it is hereby resolved that:

3.	Agree that the registered capital of RMB 235,952 held by Yan Haifeng in the Company (“Transferred Equity”) be transferred to .

4.	All shareholders of the Company agree and confirm to waive the preemptive right of the abovementioned Transferred Equity.

The foregoing resolutions are adopted upon approval by shareholders holding 100% voting rights of the Company.

Signature or seal by all shareholders:

Yu Dunde

By:

Yan Haifeng

By:

Wang Tong

By:

Wang Jiping

By:

Wen Xin

By:

Tan Yongquan

By:

Wang Haifeng

By:

Date: [    ]

Resolutions of Shareholders Meeting

of

Nanjing Tuniu Technology Co., Ltd.

In accordance with relevant provisions of the Company Law and the articles of association of Nanjing Tuniu Technology Co., Ltd. (the “Company”), the Company convened a shareholders meeting at Nanjing on     day          month,         year. The Company notified by phone all shareholders 15 days in advance that this shareholders meeting will be held. The required quorum is seven and the number of shareholders actually attending this meeting is seven, which represents 100% of the equity interests in the Company. The shareholder meeting is presided over by              and it is hereby resolved that:

5.	Agree that the registered capital of RMB 26,011 held by Wen Xin in the Company (“Transferred Equity”) be transferred to .

6.	All shareholders of the Company agree and confirm to waive the preemptive right of the abovementioned Transferred Equity.

The foregoing resolutions are adopted upon approval by shareholders holding 100% voting rights of the Company.

Signature or seal by all shareholders:

Yu Dunde

By:

Yan Haifeng

By:

Wang Tong

By:

Wang Jiping

By:

Wen Xin

By:

Tan Yongquan

By:

Wang Haifeng

By:

Date: [    ]

Resolutions of Shareholders Meeting

of

Nanjing Tuniu Technology Co., Ltd.

In accordance with relevant provisions of the Company Law and the articles of association of Nanjing Tuniu Technology Co., Ltd. (the “Company”), the Company convened a shareholders meeting at Nanjing on     day          month,         year. The Company notified by phone all shareholders 15 days in advance that this shareholders meeting will be held. The required quorum is seven and the number of shareholders actually attending this meeting is seven, which represents 100% of the equity interests in the Company. The shareholder meeting is presided over by              and it is hereby resolved that:

Agree that the registered capital of RMB 208,092 held by Wang Tong in the Company (“Transferred Equity”) be transferred to             .

7.	All shareholders of the Company agree and confirm to waive the preemptive right of the abovementioned Transferred Equity.

The foregoing resolutions are adopted upon approval by shareholders holding 100% voting rights of the Company.

Signature or seal by all shareholders:

Yu Dunde

By:

Yan Haifeng

By:

Wang Tong

By:

Wang Jiping

By:

Wen Xin

By:

Tan Yongquan

By:

Wang Haifeng

By:

Date: [    ]

Resolutions of Shareholders Meeting

of

Nanjing Tuniu Technology Co., Ltd.

In accordance with relevant provisions of the Company Law and the articles of association of Nanjing Tuniu Technology Co., Ltd. (the “Company”), the Company convened a shareholders meeting at Nanjing on     day          month,         year. The Company notified by phone all shareholders 15 days in advance that this shareholders meeting will be held. The required quorum is seven and the number of shareholders actually attending this meeting is seven, which represents 100% of the equity interests in the Company. The shareholder meeting is presided over by              and it is hereby resolved that:

8.	Agree that the registered capital of RMB 130,057 held by Wang Jiping in the Company (“Transferred Equity”) be transferred to .

9.	All shareholders of the Company agree and confirm to waive the preemptive right of the abovementioned Transferred Equity.

The foregoing resolutions are adopted upon approval by shareholders holding 100% voting rights of the Company.

Signature or seal by all shareholders:

Yu Dunde

By:

Yan Haifeng

By:

Wang Tong

By:

Wang Jiping

By:

Wen Xin

By:

Tan Yongquan

By:

Wang Haifeng

By:

Date: [    ]

Resolutions of Shareholders Meeting

of

Nanjing Tuniu Technology Co., Ltd.

In accordance with relevant provisions of the Company Law and the articles of association of Nanjing Tuniu Technology Co., Ltd. (the “Company”), the Company convened a shareholders meeting at Nanjing on     day          month,         year. The Company notified by phone all shareholders 15 days in advance that this shareholders meeting will be held. The required quorum is seven and the number of shareholders actually attending this meeting is seven, which represents 100% of the equity interests in the Company. The shareholder meeting is presided over by              and it is hereby resolved that:

10.	Agree that the registered capital of RMB 1,020,000 held by Wang Haifeng in the Company (“Transferred Equity”) be transferred to .

11.	All shareholders of the Company agree and confirm to waive the preemptive right of the abovementioned Transferred Equity.

The foregoing resolutions are adopted upon approval by shareholders holding 100% voting rights of the Company.

Signature or seal by all shareholders:

Yu Dunde

By:

Yan Haifeng

By:

Wang Tong

By:

Wang Jiping

By:

Wen Xin

By:

Tan Yongquan

By:

Wang Haifeng

By:

Date: [    ]

Resolutions of Shareholders Meeting

of

Nanjing Tuniu Technology Co., Ltd.

In accordance with relevant provisions of the Company Law and the articles of association of Nanjing Tuniu Technology Co., Ltd. (the “Company”), the Company convened a shareholders meeting at Nanjing on     day          month,          year. The Company notified by phone all shareholders 15 days in advance that this shareholders meeting will be held. The required quorum is seven and the number of shareholders actually attending this meeting is seven, which represents 100% of the equity interests in the Company. The shareholder meeting is presided over by              and it is hereby resolved that:

12.	Agree that the registered capital of RMB 26,011 held by Tan Yongquan in the Company (“Transferred Equity”) be transferred to .

13.	All shareholders of the Company agree and confirm to waive the preemptive right of the abovementioned Transferred Equity.

The foregoing resolutions are adopted upon approval by shareholders holding 100% voting rights of the Company.

Signature or seal by all shareholders:

Yu Dunde

By:

Yan Haifeng

By:

Wang Tong

By:

Wang Jiping

By:

Wen Xin

By:

Tan Yongquan

By:

Wang Haifeng

By:

Date: [    ]

APPENDIX 6

RECEIPT OF EXERCISE PRICE

Beijing Tuniu Technology Co., Ltd. (the “Company”)

The undersigned hereby acknowledges that he/she has received the exercise price of RMB 318,489.3 prepaid the Company in accordance with Article 5.3 of the Purchase Option Agreement entered into by the undersigned and the Company on September 17, 2008.

Yours Faithfully,

Yu Dunde
Date:

RECEIPT OF EXERCISE PRICE

Beijing Tuniu Technology Co., Ltd. (the “Company”)

The undersigned hereby acknowledges that he/she has received the exercise price of RMB 212,356.8 prepaid the Company in accordance with Article 5.3 of the Purchase Option Agreement entered into by the undersigned and the Company on September 17, 2008.

Yours Faithfully,

Yan Haifeng
Date:

RECEIPT OF EXERCISE PRICE

Beijing Tuniu Technology Co., Ltd. (the “Company”)

The undersigned hereby acknowledges that he/she has received the exercise price of RMB 187,282.8 prepaid the Company in accordance with Article 5.3 of the Purchase Option Agreement entered into by the undersigned and the Company on September 17, 2008.

Yours Faithfully,

Wang Tong
Date:

RECEIPT OF EXERCISE PRICE

Beijing Tuniu Technology Co., Ltd. (the “Company”)

The undersigned hereby acknowledges that he/she has received the exercise price of RMB 117,051.3 prepaid the Company in accordance with Article 5.3 of the Purchase Option Agreement entered into by the undersigned and the Company on September 17, 2008.

Yours Faithfully,

Wang Jiping
Date:

RECEIPT OF EXERCISE PRICE

Beijing Tuniu Technology Co., Ltd. (the “Company”)

The undersigned hereby acknowledges that he/she has received the exercise price of RMB 23,409.9 prepaid the Company in accordance with Article 5.3 of the Purchase Option Agreement entered into by the undersigned and the Company on September 17, 2008.

Yours Faithfully,

Wen Xin
Date:

RECEIPT OF EXERCISE PRICE

Beijing Tuniu Technology Co., Ltd. (the “Company”)

The undersigned hereby acknowledges that he/she has received the exercise price of RMB 23,409.9 prepaid by the Company in accordance with Article 5.3 of the Purchase Option Agreement entered into by the undersigned and the Company on September 17, 2008.

Yours Faithfully,

Tan Yongquan Date:

RECEIPT OF EXERCISE PRICE

Beijing Tuniu Technology Co., Ltd. (the “Company”)

The undersigned hereby acknowledges that he/she has received the exercise price of RMB 918,000 prepaid the Company in accordance with Article 5.3 of the Purchase Option Agreement entered into by the undersigned and the Company on September 17, 2008.

Yours Faithfully,

Wang Haifeng
Date: